                                                                    EXHIBIT 99.2

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2004-BC3

                              ABS NEW TRANSACTION

                            COMPUTATIONAL MATERIALS

                           $650,000,000 (APPROXIMATE)
                  SPECIALTY UNDERWRITING & RESIDENTIAL FINANCE
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2004-BC3

                                  [SURF LOGO]

                           LITTON LOAN SERVICING, L.P.
                                    SERVICER

                             J.P. MORGAN CHASE BANK
                                    TRUSTEE

                               SEPTEMBER 7, 2004

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Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2004-BC3

The attached tables and other statistical analyses (the "Computational Materials") are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities or any of its affiliates. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials, which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

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Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

DEBT-TO-INCOME RATIOS

                                                AGGREGATE                                 WEIGHTED      AVERAGE      WEIGHTED
                                                PRINCIPAL        PERCENT OF    WEIGHTED   AVERAGE      PRINCIPAL      AVERAGE
      RANGE OF               NUMBER OF           BALANCE          MORTGAGE      AVERAGE    CREDIT       BALANCE      ORIGINAL
DEBT-TO-INCOME RATIOS(%)   MORTGAGE LOANS      OUTSTANDING          POOL        COUPON     SCORE      OUTSTANDING      LTV
------------------------   --------------    ----------------    ----------    --------   --------    -----------    --------
25.00 or less                    310         $     39,883,813        6.10%       6.849%     623       $   128,657     78.34%
25.01 - 30.00                    334               46,954,984        7.18        6.819      624           140,584     80.68
30.01 - 35.00                    549               79,566,594       12.17        6.853      629           144,930     82.51
35.01 - 40.00                    790              117,573,925       17.99        6.792      632           148,828     82.41
40.01 - 45.00                  1,209              167,764,137       25.67        6.861      635           138,763     83.24
45.01 - 50.00                  1,047              165,452,816       25.31        6.779      632           158,026     83.54
50.01 - 55.00                    191               34,253,367        5.24        6.823      620           179,337     84.59
55.01 - 60.00                     12                2,170,689        0.33        6.357      642           180,891     81.38
                               -----         ----------------      ------        -----      ---       -----------     -----
TOTAL:                         4,442         $    653,620,324      100.00%       6.819%     631       $   147,146     82.66%
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                                                             PERCENT
                           WEIGHTED  PERCENT    PERCENT       SINGLE
      RANGE OF              AVERAGE   FULL       OWNER        FAMILY   PERCENT
DEBT-TO-INCOME RATIOS(%)     DTI       DOC     OCCUPIED        PUD     CASHOUT
------------------------   --------  -------   --------      -------   -------
25.00 or less               20.98%    63.37%     90.63%       90.11%    59.76%
25.01 - 30.00               27.74     71.81      94.78        90.28     65.39
30.01 - 35.00               32.71     68.63      95.50        93.68     62.34
35.01 - 40.00               37.61     59.68      94.75        92.28     56.66
40.01 - 45.00               42.64     55.68      97.12        92.04     52.59
45.01 - 50.00               47.61     69.24      96.40        91.60     58.10
50.01 - 55.00               52.21     89.06      95.37        90.81     61.01
55.01 - 60.00               55.52     95.32     100.00        95.03     75.38
                            -----     -----     ------        -----     -----
TOTAL:                      39.94%    64.92%     95.97%       91.87%    57.78%
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